                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2000



                               DIGITALTHINK, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                   000-28687                                   94-3244366
(STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NUMBER)                        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                                              IDENTIFICATION NUMBER)


                              1098 HARRISON STREET
                         SAN FRANCISCO, CALIFORNIA 94103

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (415) 625-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

     On September 15, 2000, DigitalThink, Inc. issued a press release announcing that the Board of Directors of DigitalThink, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Exhibit 99.2   DigitalThink, Inc. Press Release issued September 15,
                         2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DigitalThink, Inc.
                                                 (Registrant)


Date:  September 18, 2000                By: /s/ Peter J. Goettner
                                             -------------------------------
                                             Peter J. Goettner
                                             Chairman of the Board
                                             Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number
-------
99.2     DigitalThink, Inc. Press Release issued September 15, 2000.


                                       3